ALT5 Sigma Reports Record First Quarter 2025 and Acquisition of Mswipe
-Reports 3rd consecutive record quarter for Fintech segment-
-Acquisition of Mswipe, to close early in Q2, will be accretive immediately upon close to both revenue and EBITDA-
-Card Issuer offering, already integrated with ALT5 Pay, to be immediately made available to existing 1000+ ALT Customers-

LAS VEGAS, NV / ACCESSWIRE / May 13, 2025 / ALT5 Sigma Corporation (the “Company” or “ALT5”) (NASDAQ:ALTS), a fintech, providing next generation blockchain-powered technologies for tokenization, trading, clearing, settlement, payment, and safe-keeping of digital assets, is pleased to announce its financial results for the fiscal first quarter ended March 29, 2025, along with the execution of definitive agreements to acquire Mswipe (www.mswipe.ca).
Mswipe is a next-generation payment solutions provider offering multi-currency, fiat payment card services - and crypto-enabled capabilities through its existing integration with the ALT5 platform. Through a suite of physical and virtual cards available on both the Visa® and Mastercard® networks, Mswipe enables users to seamlessly spend traditional and digital currencies across the globe.
The Mswipe platform is built with robust compliance frameworks, advanced security protocols, and real-time exchange capabilities, allowing for fast, secure, and borderless transactions. Delivered as a B2B solution, the combined Mswipe and ALT5 solution bridges the gap between the crypto economy and traditional financial systems—while ensuring regulatory alignment, interoperability with existing payment networks, and a seamless user experience for institutional partners and their end-users.
“We are thrilled to announce the acquisition of Mswipe and welcome their talented team to the ALT5 family,” said Peter Tassiopoulos, CEO of ALT5 Sigma. “We’ve worked closely with them as a partner, and the integration between ALT5 and Mswipe technologies is already complete and live with multiple customers. The ability to offer a fully integrated digital wallet—including support for cryptocurrency and stablecoin transactions—adds another strategic layer to our proprietary IP stack.”
Tassiopoulos continued, “Enabling instant conversion of stablecoin or other cryptocurrency balances into fiat and allowing customers to pay merchants in their local currency is a powerful capability that significantly expands real-world use cases for digital assets. Our customers are demanding these solutions as they navigate the evolving DeFi landscape and we continue to evolve our capabilities to meet and exceed these needs.”
“We are also pleased that Q1, 2025 met our expectations with another record quarter under our belt that now pushes our annualized run rate to north of $22m. We continue to see increased demand in the first half of Q2 and are seeing favorable tailwinds from a regulatory perspective continuing throughout fiscal 2025 and beyond driving additional opportunities for growth”.
Fiscal First Quarter 2025

Key Highlights-
•Fintech Revenues of $5.51 million
•Adjusted EBITDA¹ for the Fintech segment $1.15 million, Biotech $(58) thousand and Corporate and other $(1.26) million – Total Adjusted EBITDA¹ $(168) thousand.
•Gross Profit of $2.59 million or 47%
•Cash and cash equivalents of $10.8 million
Our acquisition of Alt5 Sigma closed on May 15, 2024; therefore, our results do not include any results of operations or cashflows from the Company’s Fintech business until that date forward.
About ALT5 Sigma
ALT5 Sigma Corporation (NASDAQ:ALTS) (FRA:5AR1) is a Fintech, providing next generation blockchain-powered technologies for tokenization, trading, clearing settlement, payment and safe keeping of digital assets. The Company is one of the constituents of the Russell Microcap Index, as of June 28, 2024.
Founded in 2018, ALT5 Sigma, Inc. (a wholly owned subsidiary of ALT5 Sigma Corporation), provides next-generation blockchain-powered technologies to enable a migration to a new global financial paradigm. ALT5 Sigma, Inc., through its subsidiaries, offers two main platforms to its customers: “ALT5 Pay” and “ALT5 Prime”. ALT5 Sigma has processed over $5 billion USD in cryptocurrency transactions since inception.
ALT5 Pay is an award-winning cryptocurrency payment gateway that enables registered and approved global merchants to accept and make cryptocurrency payments or to integrate the ALT5 Pay payment platform into their application or operations using the plugin with WooCommerce and or ALT5 Pay’s checkout widgets and APIs. Merchants have the option to convert to fiat currency(s) automatically or to receive their payment in digital assets.
ALT5 Prime is an electronic over-the-counter trading platform that enables registered and approved customers to buy and sell digital assets. Customers can purchase digital assets with fiat and, equally, can sell digital assets and receive fiat. ALT5 Prime is available through a browser-based access mobile phone application named “ALT5 Pro” that can be downloaded from the Apple App Store, from Google Play, through ALT5 Prime’s FIX API, as well as through Broadridge Financial Solutions’ NYFIX gateway for approved customers.
The Company is working on the separation of our biotech business that will move forward under “Alyea Therapeutics Corporation.” Through its biotech activities, the Company is focused on bringing to market drugs with non-addictive pain-relieving properties to treat conditions that cause chronic or severe pain. Our patented product, a novel formulation of low-dose naltrexone (“JAN123”), is being initially developed for the treatment of Complex Regional Pain Syndrome

(“CRPS”), an indication that causes severe, chronic pain generally affecting the arms or legs. The FDA has granted Jan123 Orphan Drug Designation for treatment of CRPS.
¹ Adjusted EBITDA
We evaluate the performance of our operations based on financial measures such as “Adjusted EBITDA”, which is a non-U.S. GAAP financial measure. We define Adjusted EBITDA as net income (loss) before interest expense, interest income, income taxes, depreciation, amortization, stock-based compensation, and other non-cash or nonrecurring charges. We believe that Adjusted EBITDA is an important indicator of the operational strength and performance of the business, including the business’ ability to fund acquisitions and other capital expenditures, and to service its debt. Additionally, this measure is used by management to evaluate operating results and perform analytical comparisons and identify strategies to improve performance. Adjusted EBITDA is also a measure that is customarily used by financial analysts to evaluate a company's financial performance, subject to certain adjustments. Adjusted EBITDA does not represent cash flows from operations, as defined by U.S. GAAP, and should not be construed as an alternative to net income or loss and is indicative neither of our results of operations, nor of cash flows available to fund all our cash needs. It is, however, a measurement that the Company believes is useful to investors in analyzing its operating performance. Accordingly, Adjusted EBITDA should be considered in addition to, but not as a substitute for, net income, cash flow provided by operating activities, and other measures of financial performance prepared in accordance with U.S. GAAP. As companies often define non-U.S. GAAP financial measures differently, Adjusted EBITDA, as calculated by the Company, should not be compared to any similarly titled measures reported by other companies.
Forward Looking Statements
This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the profitability and prospective growth of ALT5’s platforms and business, that may include, but are not limited to, international currency risks, third-party or customer credit risks, liability claims stemming from ALT5’s services, and technology challenges for future growth or expansion. This press release also contains statements and links relating to risks that JAN 101 will treat PAD, that JAN 123 will treat CRPS, the timing of the commencement of clinical trials, that the FDA will permit approval through a 505(b)(2) pathway for JAN 123, that upon approval JAN 101 will immediately disrupt the PAD market, and other statements, including words such as “continue”, “expect”, “intend”, “will”, “hope”, “should”, “would”, “may”, “potential”, and other similar expressions. Such statements reflect the Company’s current view with respect to future events, are subject to risks and uncertainties, and are necessarily based upon a number of estimates and assumptions that, while considered reasonable by the Company, are inherently subject to significant business, economic, competitive, political, and social uncertainties, and contingencies.
Many factors could cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance or achievements described in this press release. Such factors could include, among others, those detailed in the Company’s periodic reports filed with the Securities and Exchange Commission (the “SEC”). Should one or more of these risks or uncertainties materialize, or should the assumptions set out in the section entitled “Risk Factors” in the Company’s filings with the SEC underlying those forward-looking statements prove incorrect, actual results may vary materially from those described herein. These forward-looking statements are made as of the date of this press release and the Company does not intend, and does not assume any obligation, to update these forward-looking statements, except as required by law. The Company cannot assure that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Individuals are cautioned that forward-looking statements are not guarantees of future performance and accordingly investors are cautioned not to put undue reliance on forward-looking statements due to the inherent uncertainty therein.
Media Contact Investor Relations
IR@alt5sigma.com
1-800-400-2247